SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 29, 2004

                          Varian Medical Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-7598                  94-2359345
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(State or Other Jurisdiction        (Commission File           (IRS Employer
      of Incorporation)                 Number)              Identification No.)

3100 Hansen Way, Palo Alto, CA                                   94304-1030
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1 Press Release dated July 29, 2004 regarding Varian Medical Systems, Inc.'s announcement that: Varian Medical Systems Third Quarter Net Earnings Rise 32 Percent; Company Reports Global Growth in Sales, Net Orders, and Backlog.

Item 12. Results of Operations and Financial Condition.

      (a) On July 29, 2004, Varian Medical Systems, Inc. issued a press release announcing that: Varian Medical Systems Third Quarter Net Earnings Rise 32 Percent; Company Reports Global Growth in Sales, Net Orders, and Backlog.

      A copy of the press release is attached as Exhibit 99.1.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Varian Medical Systems, Inc.

                                          By: /s/ JOSEPH B. PHAIR
                                              ----------------------------------
                                          Name: Joseph B. Phair
                                          Title: Vice President, Administration,
                                                 General Counsel and Secretary

Dated: July 29, 2004


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

                                  EXHIBIT INDEX

        Number                            Exhibit
        ------                            -------

         99.1 Press Release dated July 29, 2004 regarding Varian Medical Systems, Inc.'s announcement that: Varian Medical Systems Third Quarter Net Earnings Rise 32 Percent; Company Reports Global Growth in Sales, Net Orders, and Backlog.